Filed Pursuant to Rule 497(e)
Registration No. 333-131842
HealthShares™, Inc. (the “Company”)
Supplement dated November 26, 2008 to the Company’s Prospectus and Statement
of Additional Information dated January 28, 2008
Liquidation and Dissolution of the Company
The Board of Directors (the “Board”) of the Company, a registered investment company, today announced that it has determined to liquidate the Company’s four underlying investment portfolios (the “Funds”) effective December 31, 2008 and subsequently dissolve the Company. The Funds offer shares, known as HealthShares™ (the “Shares”) that are listed on NYSE Arca, Inc. (“NYSE Arca”).
The Board’s decision was taken after consultation with XShares Advisors LLC (“XShares”), the investment advisor to the Funds. The Board also carefully considered current market conditions, the inability of the Funds to attract significant market interest since their inception, their future viability as well as their prospects for growth in the Funds’ assets in the foreseeable future, and thereafter determined that it was advisable and in the best interests of the Funds and their shareholders to liquidate the Funds.
December 23, 2008, will be the last day of trading for the Shares on NYSE Arca, and the last day on which creation unit aggregations of the Shares may be purchased or redeemed. The four Funds, and their ticker symbols, are as follows:
•	HealthShares™ Cancer Exchange-Traded Fund (HHK)

•	HealthShares™ European Drugs Exchange-Traded Fund (HRJ)

•	HealthShares™ Diagnostics Exchange-Traded Fund (HHD)

•	HealthShares™ Drug Discovery Tools Exchange-Traded Fund (HHV)
NYSE Arca will halt trading in the Shares of the Funds before the open of trading on December 24, 2008, and the Funds will be closed to new investment on that date. Shareholders may sell their Shares on or prior to December 23, 2008. From December 24, 2008 through December 31, 2008, shareholders may be able to sell their Shares to certain broker-dealers who may determine to continue to purchase such Shares, but there can be no assurance that any broker-dealer will be willing to purchase such Shares or that there will be a market for the Shares of the Funds. All sales of Shares to a broker-dealer, whether before or after December 23, 2008, will be subject to typical transaction fees and charges. All shareholders remaining on December 31, 2008 will receive cash equal to the amount of the net asset value of their Shares as of December 31, 2008, which will include any capital gains and dividends into the cash portion of their brokerage accounts. Fund shareholders remaining on December 31, 2008 will not incur transaction fees to sell their Shares. Other costs of closing the Funds will be borne by XShares.
Effective immediately, the Funds will be in the process of liquidating their portfolios. As a result, each Fund will no longer pursue its investment objective of seeking to track the performance of its respective underlying index. Transaction costs incurred by each Fund in liquidating its portfolio will be included in the calculation of the Fund’s net asset value.
For additional information about the liquidation, shareholders of the Funds may call XShares at 1-800-925-2870.